Exhibit 10.2

LOCK-UP WAIVER

AGREEMENT

This Lock-Up Waiver Agreement, effective as of March 7, 2024 (this “Waiver”), is by and among MultiSensor AI Holdings, Inc., a Delaware corporation (f/k/a Infrared Cameras Holdings, Inc., the “Company”), and the other signatory parties listed in the signature blocks set forth below.

Reference is hereby made to that certain Lock-Up Agreement, dated as of December 19, 2023 (as it may be amended or amended and restated from time to time, the “Lock-Up Agreement”), by and among the Company, SportsMap, LLC, and the other “Securityholders” (as defined in the Lock-Up Agreement). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lock-Up Agreement.

WHEREAS, the Company desires to remove the Transfer restrictions, as imposed by Section 1 of the Lock-Up Agreement, on the Lock-Up Shares presented in Exhibit A hereto, as of the date of this Waiver; and

WHEREAS, this Waiver is being entered into by and among the Company and the Securityholders holding a majority of the Lock-Up Shares, pursuant to Section 5 of the Lock-Up Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1.                  The restrictions on Transfer of the Lock-Up Shares pursuant to Section 1 of the Lock-Up Agreement are hereby waived by the Company as of the date of this Waiver.

2.                 All other terms and conditions of the Lock-Up Agreement, that are not expressly waived or amended in this Waiver shall remain unmodified and in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Waiver to Lock-Up Agreement, as of the date first written above.

MULTISENSOR AI HOLDINGS, INC.

By:	/s/ Gary Strahan
Name: Gary Strahan
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Waiver to Lock-Up Agreement, as of the date first written above.

Securityholder:

SportsMap, LLC

By:	/s/ David Gow
Name: David Gow
Title: Manager

Exhibit A

Securityholders	Locked-Up Shares
Don A Sanders	60,000
Brad Sanders	10,000
Laura Sanders	10,000
Susan Sanders	10,000
Weir Holdings LP	10,000
Horn Management, LLC	5,000
Creekside 1 Holdings, LLC	50,000
Jerrell Glen Clay, Sr.	5,000
John Alton Burdine Estate Trust	6,000
Bret Sanders	10,000
Steven Webster	30,000
Aaron M. Gurewitz Trustee THE AMG TRUST ESTABLISHED 01/23/2007	27,122
Bradley W. Baker	51,203
Byron Roth LLC	54,273
CR Financial Holdings, Inc	162,750
Matthew Day	18,286
Steve Dyer	34,744
David Farina	63,089
Kevin Harris	51,203
William F. Hartfiel III	51,203
Donald Ryan Hulstrand	10,971
John Lipman	85,814
James Zavoral	34,744
Sportsmap LLC	1,272,344
Total	2,123,746